LIVANOVA PLC 2025 DIRECTOR INCENTIVE AWARD PLAN DIRECTOR RESTRICTED STOCK UNIT AWARD GRANT NOTICE LivaNova PLC, a public limited company incorporated under the laws of England and Wales (the “Company”), pursuant to its 2025 Director Incentive Award Plan, as amended from time to time (the “Plan”), hereby grants to the holder listed below (“Holder”) the number of Restricted Stock Units (the “RSUs”) set forth below. The RSUs are subject to the terms and conditions set forth in this Restricted Stock Unit Award Grant Notice (the “Grant Notice”) and the Restricted Stock Unit Agreement attached hereto as Exhibit A (the “Agreement”) and the Plan, which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in the Grant Notice and the Agreement. Holder: Grant Date: Number of RSUs: Vesting Schedule: The RSUs shall become fully vested on the earliest of (i) the first anniversary of the Grant Date, (ii) the date of a Change in Control or (iii) a Termination of Service (solely to the extent set out in Section 2.2(b) of the Agreement). By clicking the “ACCEPT” button, Holder and the Company agree to be bound by the terms and conditions of the Sub-Plan, the Agreement, the Foreign Appendix, if applicable, and this Grant Notice all of which Holder can access through a link from the Grant Notice. Holder has reviewed the Plan, the Agreement, the Foreign Appendix, if applicable, and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to electronically signing the Grant Notice and fully understands all provisions of this Grant Notice and the Agreement. Shares subject to RSUs that become vested will be distributed in accordance with the Agreement (including, without limitation, Section 2.3 of the Agreement) Holder hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan, this Grant Notice, or the Agreement.

A-1 Exhibit A DIRECTOR RESTRICTED STOCK UNIT AWARD GRANT NOTICE DIRECTOR RESTRICTED STOCK UNIT AWARD AGREEMENT Pursuant to the Grant Notice to which this Agreement is attached, the Company has granted to Holder the number of RSUs set forth in the Grant Notice. ARTICLE I. GENERAL 1.1 Defined Terms. Capitalized terms not specifically defined herein shall have the meanings specified in the Plan or the Grant Notice. 1.2 Incorporation of Terms of Plan. The RSUs and the Shares issued to Holder hereunder are subject to the terms and conditions set forth in this Agreement and the Plan, which is incorporated herein by reference. In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan shall control. ARTICLE II. AWARD OF RESTRICTED STOCK UNITS AND DIVIDEND EQUIVALENTS 2.1 Award of RSUs and Dividend Equivalents. (a) In consideration of Holder’s past and/or continued service to the Company or a Subsidiary and for other good and valuable consideration, effective as of the grant date set forth in the Grant Notice (the “Grant Date”), the Company has granted to Holder the number of RSUs set forth in the Grant Notice, upon the terms and conditions set forth in the Grant Notice, the Plan and this Agreement, subject to adjustment as provided in Section 12.2 of the Plan. Each RSU represents the right to receive one Share or, at the option of the Company, an amount of cash as set forth in Section 2.3(b), in either case, at the times and subject to the conditions set forth herein. However, unless and until the RSUs have vested, Holder will have no right to the payment of any Shares subject thereto. Prior to the actual delivery of any Shares, the RSUs will represent an unsecured obligation of the Company, payable only from the general assets of the Company. (b) The Company hereby grants to Holder an Award of Dividend Equivalents with respect to each RSU granted pursuant to the Grant Notice for all ordinary cash dividends which are paid to all or substantially all holders of the outstanding Shares between the Grant Date and the date when the applicable RSU is distributed or paid to Holder or is forfeited or expires. The Dividend Equivalents for each RSU shall be equal to the amount of cash which is paid as a dividend on one Share. All such Dividend Equivalents shall be credited to Holder and be deemed to be reinvested in additional RSUs as of the date of payment of any such dividend based on the Fair Market Value of a Share on such date. Each additional RSU which results from such deemed reinvestment of Dividend Equivalents granted hereunder shall be subject to the same vesting, distribution or payment, adjustment and other provisions which apply to the underlying RSU to which such additional RSU relates. 2.2 Vesting of RSUs and Dividend Equivalents. (a) Subject to Holder’s continued service to the Company or a Subsidiary on each applicable vesting date and subject to the terms of this Agreement, the RSUs shall vest in such amounts and at such times as are set forth in the Grant Notice. Each additional RSU which results from deemed

A-2 reinvestments of Dividend Equivalents pursuant to Section 2.1(b) hereof shall vest whenever the underlying RSU to which such additional RSU relates vests. (b) In the event Holder incurs a Termination of Service, except as may be otherwise provided by the Administrator or as set forth in a written agreement between Holder and the Company, a prorated portion of the RSUs and dividend equivalents shall immediately vest upon such Termination of Service (calculated by multiplying the number of the RSUs and dividend equivalents by a fraction, the numerator of which is the number of days elapsed between the grant date and the date of the Termination of Service and the denominator of which is 365 days); provided, however, if necessary to avoid the imposition of additional taxes and penalties under Section 409A of the Internal Revenue Code, the RSUs shall be settled in Company ordinary shares on the date set forth in the original terms of such award notwithstanding the accelerated vesting set forth above. (c) In the event of a Change in Control that occurs following the Grant Date, the RSUs, to the extent not otherwise vested immediately prior to such Change in Control, shall become fully vested immediately prior to, but subject to the consummation of, such Change in Control, subject to the Holder’s continued service to the Company or a Subsidiary through such Change in Control. 2.3 Distribution or Payment of RSUs. (a) Holder’s RSUs shall be distributed in Shares (either in book-entry form or otherwise) or, at the option of the Company, paid in an amount of cash as set forth in Section 2.3(b), in either case, as soon as administratively practicable following the vesting of the applicable RSU pursuant to Section 2.2, and, in any event, within sixty (60) days following such vesting (for the avoidance of doubt, this deadline is intended to comply with the “short-term deferral” exemption from Section 409A of the Code). Notwithstanding the foregoing, the Company may delay a distribution or payment in settlement of RSUs if it reasonably determines that such payment or distribution will violate Federal securities laws or any other Applicable Law, provided that such distribution or payment shall be made at the earliest date at which the Company reasonably determines that the making of such distribution or payment will not cause such violation, as required by Treasury Regulation Section 1.409A-2(b)(7)(ii), and provided further that no payment or distribution shall be delayed under this Section 2.3(a) if such delay will result in a violation of Section 409A of the Code. (b) In the event that the Company elects to make payment of Holder’s RSUs in cash, the amount of cash payable with respect to each RSU shall be equal to the Fair Market Value of a Share on the day immediately preceding the applicable distribution or payment date set forth in Section 2.3(a). All distributions made in Shares shall be made by the Company in the form of whole Shares, and any fractional share shall be distributed in cash in an amount equal to the value of such fractional share determined based on the Fair Market Value as of the date immediately preceding the date of such distribution. 2.4 Conditions to Issuance of Shares. The Company shall not be required to issue or deliver any certificate or certificates for any Shares or to cause any Shares to be held in book-entry form prior to the fulfillment of all of the following conditions: (A) the admission of the Shares to listing on all stock exchanges on which such Shares are then listed, (B) the completion of any registration or other qualification of the Shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or other governmental regulatory body, which the Administrator shall, in its absolute discretion, deem necessary or advisable, and (C) the obtaining of any approval or other clearance from any state or federal governmental agency that the Administrator shall, in its absolute discretion, determine to be necessary or advisable.

A-3 2.5 Tax Withholding. (a) The provisions of Section 10.2 of the Plan are incorporated herein by reference and made a part hereof. Notwithstanding the foregoing, Holder acknowledges and agrees that to the extent consistent with applicable law and Holder’s status as an independent consultant for U.S. federal income tax purposes, the Company and the Subsidiaries do not intend to withhold any amounts as federal income tax withholdings under any other state or federal laws, and Holder hereby agrees to make adequate provision for any sums required to satisfy all applicable federal, state, local, and foreign tax withholding obligations of the Company and the Subsidiaries which may arise in connection with the awarding, vesting or payment of the RSUs or the subsequent sale of Shares. (b) Holder is ultimately liable and responsible for all taxes owed in connection with the RSUs, regardless of any action the Company or any Subsidiary takes with respect to any tax withholding obligations that arise in connection with the RSUs. Neither the Company nor any Subsidiary makes any representation or undertaking regarding the treatment of any tax withholding in connection with the awarding, vesting or payment of the RSUs or the subsequent sale of Shares. The Company and the Subsidiaries do not commit and are under no obligation to structure the RSUs to reduce or eliminate Holder’s tax liability. 2.6 Rights as Stockholder. Neither Holder nor any person claiming under or through Holder will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares (which may be in book-entry form) will have been issued and recorded on the records of the Company or its transfer agents or registrars, and delivered to Holder (including through electronic delivery to a brokerage account). Except as otherwise provided herein, after such issuance, recordation and delivery, Holder will have all the rights of a stockholder of the Company with respect to such Shares, including, without limitation, the right to receipt of dividends and distributions on such Shares.

A-4 ARTICLE III. OTHER PROVISIONS 3.1 Administration. The Administrator shall have the power to interpret the Plan, the Grant Notice and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan, the Grant Notice and this Agreement as are consistent therewith and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Administrator will be final and binding upon Holder, the Company and all other interested persons. To the extent allowable pursuant to Applicable Law, no member of the Committee or the Board will be personally liable for any action, determination or interpretation made with respect to the Plan, the Grant Notice or this Agreement. 3.2 RSUs Not Transferable. The RSUs may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution, unless and until the Shares underlying the RSUs have been issued, and all restrictions applicable to such Shares have lapsed. No RSUs or any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of Holder or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence. Notwithstanding the foregoing, with the consent of the Administrator, the RSUs may be transferred to certain persons or entities related to the Holder, including but not limited to members of Holder’s family, charitable institutions or trusts or other entities whose beneficiaries or beneficial owners are members of Holder’s family or to such other persons or entities as may be expressly approved by the Administrator, pursuant to any such conditions and procedures the Administrator may require. 3.3 Adjustments. The Administrator may accelerate the vesting of all or a portion of the RSUs in such circumstances as it, in its sole discretion, may determine. Holder acknowledges that the RSUs and the Shares subject to the RSUs are subject to adjustment, modification and termination in certain events as provided in this Agreement and the Plan, including Section 12.2 of the Plan. 3.4 Notices. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of the Secretary of the Company at the Company’s principal office, and any notice to be given to Holder shall be addressed to Holder at Holder’s last address reflected on the Company’s records. By a notice given pursuant to this Section 3.4, either party may hereafter designate a different address for notices to be given to that party. Any notice shall be deemed duly given when sent via email or when sent by certified mail (return receipt requested) and deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service. 3.5 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement. 3.6 Governing Law. The laws of the State of Delaware shall govern the interpretation, validity, administration, enforcement and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws. 3.7 Conformity to Securities Laws. Holder acknowledges that the Plan, the Grant Notice and this Agreement are intended to conform to the extent necessary with all Applicable Laws, including, without limitation, the provisions of the Securities Act and the Exchange Act, and any and all regulations and rules promulgated thereunder by the Securities and Exchange Commission, and state securities laws and regulations. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the RSUs

A-5 are granted, only in such a manner as to conform to Applicable Law. To the extent permitted by Applicable Law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to Applicable Law. 3.8 Amendment, Suspension and Termination. To the extent permitted by the Plan, this Agreement may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator or the Board, provided that, except as may otherwise be provided by the Plan, no amendment, modification, suspension or termination of this Agreement shall adversely affect the RSUs in any material way without the prior written consent of Holder. 3.9 Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth in Section 3.2 and the Plan, this Agreement shall be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto. 3.10 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or this Agreement, if Holder is subject to Section 16 of the Exchange Act, the Plan, the RSUs (including RSUs which result from the deemed reinvestment of Dividend Equivalents), the Dividend Equivalents, the Grant Notice and this Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by Applicable Law, this Agreement shall be deemed amended to the extent necessary to conform to such applicable exemptive rule. 3.11 Not a Contract of Employment. Nothing in this Agreement or in the Plan shall confer upon Holder any right to continue to serve as an employee or other service provider of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and its Subsidiaries, which rights are hereby expressly reserved, to discharge or terminate the services of Holder at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written agreement between the Company or a Subsidiary and Holder. Neither the Plan nor this Agreement afford the Holder any rights to compensation or damages, including for loss of or potential loss that the Holder may suffer as a result of the termination of the Plan, lapse of the RSUs or the termination of the Holder’s service to the Company. 3.12 Entire Agreement. The Plan, the Grant Notice and this Agreement (including any exhibit hereto) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Holder with respect to the subject matter hereof. 3.13 Section 409A. This Award is not intended to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code (together with any Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the date hereof, “Section 409A”). However, notwithstanding any other provision of the Plan, the Grant Notice or this Agreement, if at any time the Administrator determines that this Award (or any portion thereof) may be subject to Section 409A, the Administrator shall have the right in its sole discretion (without any obligation to do so or to indemnify Holder or any other person for failure to do so) to adopt such amendments to the Plan, the Grant Notice or this Agreement, or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, as the Administrator determines are necessary or appropriate for this Award either to be exempt from the application of Section 409A or to comply with the requirements of Section 409A.

A-6 3.14 Agreement Severable. In the event that any provision of the Grant Notice or this Agreement is held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of the Grant Notice or this Agreement. 3.15 Limitation on Holder’s Rights. Participation in the Plan confers no rights or interests other than as herein provided. This Agreement creates only a contractual obligation on the part of the Company as to amounts payable and shall not be construed as creating a trust. Neither the Plan nor any underlying program, in and of itself, has any assets. Holder shall have only the rights of a general unsecured creditor of the Company with respect to amounts credited and benefits payable, if any, with respect to the RSUs and Dividend Equivalents. 3.16 Counterparts. The Grant Notice may be executed in one or more counterparts, including by way of any electronic signature, subject to Applicable Law, each of which shall be deemed an original and all of which together shall constitute one instrument. 3.17 Broker-Assisted Sales. In the event of any broker-assisted sale of Shares in connection with the payment of withholding taxes as provided in Section 2.5(a)(iii) or Section 2.5(c): (A) any Shares to be sold through a broker-assisted sale will be sold on the day the tax withholding obligation arises or as soon thereafter as practicable; (B) such Shares may be sold as part of a block trade with other participants in the Plan in which all participants receive an average price; (C) Holder will be responsible for all broker’s fees and other costs of sale, and Holder agrees to indemnify and hold the Company harmless from any losses, costs, damages, or expenses relating to any such sale; (D) to the extent the proceeds of such sale exceed the applicable tax withholding obligation, the Company agrees to pay such excess in cash to Holder as soon as reasonably practicable; (E) Holder acknowledges that the Company or its designee is under no obligation to arrange for such sale at any particular price, and that the proceeds of any such sale may not be sufficient to satisfy the applicable tax withholding obligation; and (F) in the event the proceeds of such sale are insufficient to satisfy the applicable tax withholding obligation, Holder agrees to pay immediately upon demand to the Company or its Subsidiary with respect to which the withholding obligation arises an amount in cash sufficient to satisfy any remaining portion of the Company’s or the applicable Subsidiary’s withholding obligation. * * * * *